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                                                                    Exhibit 23.6





     The undersigned, The Honorable Celine Hervieux-Payette, hereby consents to be named as a director of CliniChem Development Inc. ("CliniChem") in CliniChem's Registration Statement on Form F-1 (File No. 333-45871).


                                   By:  /s/ Celine Hervieux-Payette